UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Park Place, Suite 1401

Newark, New Jersey 07102

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 13, 2015, Neurotrope, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors and qualified institutional buyers (the “Buyers”) to sell a minimum of $5,000,000 and a maximum of $15,000,000 of its securities, with an over-allotment option of up to an additional $5,000,000 in gross proceeds in a private placement (the “Private Placement”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Buyers 25,716,534 units (each, a “Unit”) in the Private Placement at a per Unit purchase price equal to $0.60. Each Unit sold in the Private Placement consisted of (i) one one-hundredth share of Series B Preferred Stock (the “Series B Preferred Stock”) convertible into one share of the Company’s common stock (“Common Stock”), (ii) one warrant to acquire, at an exercise price of $0.80 per share with an expiration date five years from the date of issuance, one share of Common Stock (the “Series A Warrant”), (iii) one warrant to acquire, at an exercise price of $0.80 per share with an expiration date of one year life from the date of issuance, one share of Common Stock (the “Series B Warrant”), (iv) one warrant to acquire, at an exercise price of $1.25 per share with an expiration date of five years from the issuance date, one share of Common Stock (the “Series C Warrant”), (v) one warrant, which is contingent upon the exercise of the Series B Warrant, to acquire, at an exercise price of $1.00 per share with an expiration date that is five years from the date of the initial exercise of the Series B Warrant, one share of Common Stock (the “Series D Warrant”), and (vi) one warrant, which is contingent upon the exercise of the Series C Warrant, to acquire, at an initial exercise price of $1.50 per share with an expiration date that is five years from the date of the initial exercise of the Series C Warrant, one share of Common Stock (the “Series E Warrant”, and together with the Series A Warrant, the Series B Warrant, the Series C Warrant and the Series D Warrant, the “Investor Warrants”). The exercise prices of the Investor Warrants are initially subject to full protection for dilutive issuances. The Series A Warrant and Series B Warrant each contain a mandatory exercise right of the Company to force exercise of the warrant if the Company’s common stock trades at or above $1.50 for 20 consecutive trading days (subject to certain conditions, including a $150,000 minimum daily volume requirement). The Series C Warrant contains a mandatory exercise right of the Company to force exercise of the warrant if the Company’s common stock trades at or above $2.00 for 20 consecutive trading days (subject to certain conditions, including a $150,000 minimum daily volume requirement). In addition, pursuant to the Purchase Agreement, the Company may sell, in one additional closing on the same terms and conditions as those contained in the Purchase Agreement, additional Units to one or more buyers (each, an “Additional Investor”), each of which is either (a) an institutional investor that focuses on the biotech industry, (b) an investor of the Company’s Series A Convertible Preferred Stock, (c) any investor investing under $5,000 or (d) any person approved in writing by each of those Buyers who are institutional investors and such Buyer’s purchase price (together with such Buyer’s institutional affiliates) equals or exceeds $1,000,000 (the “Large Buyers”). The Large Buyers also have certain consent rights with respect to any Additional Investor.

See Item 5.03 below regarding the Certificate of Designations, Preferences and Rights of Series B Preferred Stock (the “Series B COD”).

Larry D. Altstiel, a director of the Company, invested $25,000 in the Private Placement. The Trust of Paul E. Freiman & Anna Mazzuchi Freiman invested $100,000 in the Private Placement. Mr. Freiman is a director and the Chairman of the Board of Directors of the Company. Jay Haft, a director of the Company, invested $25,000 in the Private Placement. NTR21 Holdings, LLC invested $100,000 in the Private Placement. Charles S. Ramat is the President of NRT21 Equities Corp, which is the Managing Member of NTR21 Holdings, LLC and has sole voting and investment power over the shares owned thereby. Mr. Ramat is serving as President and Chief Executive Officer of the Company and also is a director of the Company. Robert Weinstein, the Chief Financial Officer, Executive Vice President, Treasurer and Secretary of the Company, invested $25,000 in the Private Placement. Northlea Partners, LLLP invested $125,000 in the Private Placement. John H. Abeles is the Managing Member of Northlea Partners, LLLP and has sole voting and investment power over the shares owned thereby. Dr. Abeles is a former director of the Company and is currently a consultant for the Company. Additionally, in consideration for his consulting service to the Company, Dr. Abeles has agreed to receive a total of 166,667 restricted Units (the “Abeles Units”) in lieu of receiving $9,000 per month (for up to $100,000). The securities underlying the Abeles Units will contain certain restrictions, including that such restrictions shall lapse with respect to 15,000 Series B Shares and a corresponding portion of the Warrants on a monthly basis, for services performed in the preceding month by Dr. Abeles.

In connection with the Private Placement, the holders of the Company’s Series A Convertible Preferred have consented to convert their holdings into Common Stock.

The closing of the Private Placement was subject to customary closing conditions. The gross proceeds from the closing of the initial portion of the Private Placement (the “Initial Closing”) were approximately $15,330,000.

Registration Rights Agreement

In connection with the signing of the Purchase Agreement, the Company and the Buyers entered into a registration rights agreement (the “Registration Rights Agreement”) on November 13, 2015. Under the terms of the Registration Rights Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) covering the resale of 150% of the number of shares underlying the Series B Preferred, the Investor Warrants and the Broker Warrants (as defined below) within 30 days following the date of the Initial Closing (the “Initial Closing Date”). The Company will use its best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission (the “SEC”) by the earlier of the (A) 90th calendar day after the Initial Closing Date or, in the event that the SEC or the SEC staff cause a delay in the effectiveness of such Registration Statement due to comments regarding the number of shares being registered, then the 120th calendar day after the Initial Closing Date and (B) 2nd Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review. In the event that the Company fails to timely file or achieve effectiveness, maintain the effectiveness of the Registration Statement or to file any reports with respect to certain public information, then the Company must pay to each holder of the Registrable Securities an amount in cash equal to 1% of such holder’s Stated Value (as such term is defined in the Series B COD) of its Series B Preferred Stock on the date of such failure and 2% of such holder’s Stated Value of its Series B Preferred Stock on every 30 day anniversary until such failure is cured.

The Company has granted the Buyers customary indemnification rights in connection with the Registration Statement. The Buyers have also granted the Company customary indemnification rights in connection with the Registration Statement.

Placement Agent Compensation

In connection with the Private Placement, the Company has agreed to pay Katalyst Securities LLC, the placement agent for the Private Placement (“Katalyst”), a cash fee at each closing in the Private Placement (each, a “Closing”) equal to 10% of each Closing’s gross proceeds from any sale of the Units in the offering purchased by those Buyers directly introduced to the Company by Katalyst and any investment by an entity specifically formed by a person directly introduced to the Company by Katalyst for the purpose of making an investment in the Company (collectively referred to as “Placement Agent Investors”). Also, at each Closing, the Company will deliver to Katalyst warrants exercisable for a period of 5 years from the date of the Initial Closing to purchase a number of shares of the Company’s common stock equal to 10% of the number of Units purchased by any Placement Agent Investors who are institutional investors (the “Institutional Placement Agent Investors”) with an exercise price of $1.50, which shall be lowered to $0.80 on the date of the exercise (if any) of all of the Series A Warrants or all of the Series B Warrants (the “Institutional Broker Warrant”). In addition, at each closing, the Company will deliver to Katalyst warrants exercisable for a period of five (5) years from the date of the Initial Closing to purchase a number of shares of the Company’s common stock equal to 10% of the number of Units purchased by any Placement Agent Investors who are not Institutional Placement Agent Investors (“Placement Agent Retail Investors”) with exercise prices as apportioned as follows: (x) 25% of such number of warrants shall be exercisable for common stock at an exercise price of $0.01 per share (“Penny Broker Warrant”) and (y) 75% of such number of warrants shall be exercisable for common stock at an exercise price of $0.60 per share (the “IV Broker Warrant” and collectively with the Institutional Broker Warrant and the Penny Broker Warrant, the “Broker Warrants”).

The Company shall also pay Katalyst the fees set forth above if during the Post-Offering Period (as defined below) any person or entity contacted by Katalyst who met with executives of the Company prior to the applicable closing date invests in the Company pursuant to which the Company receives the proceeds (each, a “Post-Closing Investor”), regardless of whether or not such Post-Closing Investor also invested in the offering. For purposes hereof, “Post-Offering Period” means the later of the date that is (i) twenty-four (24) months after the termination of the private placement of a minimum of gross proceeds of $5,000,000 and (ii) the final closing date of the Private Placement.

The Company shall also pay Katalyst cash in an amount equal to one percent (1%) of the gross offering proceeds delivered to the Company by Katalyst, for non-accountable expenses.

Amendment No. 2 to Preferred Stockholders Agreement

In connection with the Private Placement, the Company and certain of its prior investors entered into Amendment No. 2 to the Preferred Stockholders Agreement (the “Amendment No. 2”), which amended the Preferred Stockholders Agreement, dated August 23, 2013, between the Company and certain holders of shares of the Company’s Series A Convertible Preferred Stock. Amendment No. 2 to the Preferred Stockholders Agreement modified certain registration rights held by the stockholders party to such agreement, including excluding the Purchase Agreement, the Registration Rights Agreement and related agreements from certain “piggy-back” registration rights and limitations on subsequent registration rights. Pursuant to the Amendment No. 2, the Company also agreed to amend certain restrictions on transfer and waive the lock-up in the Preferred Stockholders Agreement. Further, the Company agrees that promptly following the filing of the Registration Statement pursuant to the Registration Rights Agreement, if the Company is then eligible to do so, it will prepare and file a post-effective amendment to the S-1 Registration Statement (defined below) on Form S-3 with the SEC, to convert the S-1 Registration Statement into a registration statement on Form S-3. As used herein, “S-1 Registration Statement” means the registration statement on Form S-1 (SEC file number 333-200664) filed with the SEC on December 1, 2014, as amended by the Company (by pre-effective amendments) and declared effective by the SEC on February 12, 2015, as further amended by the Post-Effective Amendment No. 1 to Form S-1 (on Form S-1/A) filed with the SEC on April 8, 2015, which was declared effective on May 11, 2015, and as further amended or supplemented from time-to-time.

Important Additional Information

The foregoing descriptions of the Purchase Agreement, the Series A Warrant, the Series B Warrant, the Series C Warrant, the Series D Warrant, the Series E Warrant, Registration Rights Agreement, Penny Broker Warrant, IV Broker Warrant, Institutional Broker Warrant and Amendment No. 2 to Preferred Stockholders Agreement are each qualified in its entirety by reference to the full text of each of the Purchase Agreement, the Series A Warrant, the Series B Warrant, the Series C Warrant, the Series D Warrant, the Series E Warrant, the Registration Rights Agreement, the Penny Broker Warrant, the IV Broker Warrant, the Institutional Broker Warrant and Amendment No. 2 to Preferred Stockholders Agreement, which are filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” regarding the Private Placement is incorporated herein by reference in its entirety.

Based in part upon the representations of the Buyers in the Purchase Agreement, the Common Stock and the Purchaser Warrants were offered and sold in a private placement to accredited investors or qualified institutional buyers without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Penny Broker Warrants and the IV Broker Warrants were issued to a sophisticated and accredited recipient in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 3.03	Material Modification to Rights of Security Holders

See Item 5.03 below regarding the Certificate of Designations, Preferences and Rights of Series B Preferred Stock.

Item 5.01	Changes in Control of Registrant

See Item 1.01 above regarding the Securities Purchase Agreement and the Placement Agent Compensation. In the event that all of the Series B Preferred Stock, Investor Warrants and Broker Warrants sold in the Private Placement are converted and exercised into shares of Common Stock, as the case may be, such conversion or exercise could result in a change of control of the Company.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 13, 2015, the Company filed the Series B COD with the Secretary of State of the State of Nevada. The initial number of authorized shares of the Series B Preferred Stock is 333,333 and each share of the Series B Preferred Stock has a par value of $0.0001. Pursuant to the Series B COD, the Series B Preferred Stock ranks prior and superior to all of the Common Stock, the Company’s Series A Convertible Preferred Stock and any other capital stock of the Company with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of $0.08 per 1/100th share shall accrue on such Series B Preferred Stock, but such dividends are only paid if declared or on liquidation of the Series B Preferred Stock. Pursuant to the Series B COD, the Company is required to reserve 150% of the number of shares of Common Stock necessary to effect the conversion of all outstanding Series B Preferred Stock and the conversion price of each 1/100th share of Series B Preferred Stock is subject to full protection for dilutive issuances.

Further, the Company may not enter into certain fundamental transactions without the consent of the holders of the majority of the outstanding shares of Series B Preferred Stock on the applicable date and certain enumerated holders (the “Required Holders”). In the event of a change of control of the Company, the holders Series B Preferred Stock are allowed to put their shares to the Company under certain terms. The Company also cannot, without first obtaining the prior written consent of the Required Holders, (i) increase the authorized number of shares of Series B Preferred Stock, (ii) amend, alter or repeal any provision of the Series B COD or the Corporation’s Articles of Incorporation, Bylaws or the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock in a manner that adversely affects the powers, preferences or rights of the Series B Preferred Stock, (iii) create, or authorize the creation of, or issue, or authorize the issuance of any debt security or any equity security or incur, or authorize the incurrence of any other indebtedness (iv) create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or (v)  in any manner, issue or sell any rights, warrants or options to subscribe for or purchase shares of Common Stock or securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to any fixed price, unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable conversion price.

All of the Series B Preferred Stock will be automatically converted if (i) within 12 months of the date that the Series B COD is filed in the State of Nevada, the Company undertakes a reverse stock split of its Common Stock (the “Reverse Stock Split”) with the intention of listing its shares of Common Stock (or having its shares of Common Stock quoted on) a stock exchange registered as a “National Securities Exchange” pursuant to Section 6 of the Securities Exchange Act of 1934, as amended, and (ii) as a result of the Reverse Stock Split, the Company meets or exceeds the minimum listing requirements of a National Securities Exchange.

The foregoing description of the Series B COD is qualified in its entirety by reference to the full text of each the Series B COD, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Any statements contained in this report, including the exhibits, that do not describe historical facts may constitute forward-looking statements. These forward-looking statements include statements regarding the amount of gross proceeds being raised, the expiration date and exercise price of the warrants, the Company’s ability to list its common shares on a National Securities Exchange and payment of a placement agent fee. Such forward-looking statements are subject to risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or cause actual results to differ materially from expected or desired results may include, without limitation, the Company’s inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, the Company’s patent portfolio, the Company’s inability to expand the Company’s business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, availability of the Company’s raw materials, existing or increased competition, stock volatility and illiquidity, and the Company’s failure to implement the Company’s business plans or strategies. These and other factors are identified and described in more detail in the Company’s filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015. The Company does not undertake to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series B Preferred Stock filed November 13, 2015, including the Certificate of Corrections to Certificate of Designations, Preferences and Rights of Series B Preferred Stock filed November 19, 2015
10.1	Securities Purchase Agreement, dated November 13, 2015, by and among Neurotrope, Inc. and the buyers signatory thereto
10.2	Form of Series A Warrant
10.3	Form of Series B Warrant
10.4	Form of Series C Warrant
10.5	Form of Series D Warrant
10.6	Form of Series E Warrant
10.7	Registration Rights Agreement, dated November 13, 2015, by and among Neurotrope, Inc. and the buyers signatory thereto
10.8	Penny Broker Warrant
10.9	IV Broker Warrant
10.10	Institutional Broker Warrant
10.11	Amendment No. 2 to Preferred Stockholders Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: November 19, 2015	By:	/s/ Robert Weinstein

Name: Robert Weinstein
Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series B Preferred Stock filed November 13, 2015, including the Certificate of Corrections to Certificate of Designations, Preferences and Rights of Series B Preferred Stock filed November 19, 2015
10.1	Securities Purchase Agreement, dated November 13, 2015, by and among Neurotrope, Inc. and the buyers signatory thereto
10.2	Form of Series A Warrant
10.3	Form of Series B Warrant
10.4	Form of Series C Warrant
10.5	Form of Series D Warrant
10.6	Form of Series E Warrant
10.7	Registration Rights Agreement, dated November 13, 2015, by and among Neurotrope, Inc. and the buyers signatory thereto
10.8	Penny Broker Warrant
10.9	IV Broker Warrant
10.10	Institutional Broker Warrant
10.11	Amendment No. 2 to Preferred Stockholders Agreement